         Amendment dated September 26, 2007 to the Amended and Restated
     Declaration of Trust (the "Declaration") of Morgan Stanley Series Funds
                        (the "Trust") dated May 31, 2007

          WHEREAS, the Trust was established by the Declaration on the date hereinabove set forth under the laws of the Commonwealth of Massachusetts; and

          WHEREAS, the Trustees of the Trust have deemed it advisable to change the name of the Morgan Stanley U.S. Quantitative Large Cap Core Fund of the
Trust to the "Morgan Stanley Diversified Large Cap Equity Fund", such change to be effective on September 26, 2007; and

          WHEREAS, the Trustees of the Trust have deemed it advisable to change the name of the Morgan Stanley International Quantitative Fund of the Trust to
the "Morgan Stanley Diversified International Equity Fund", such change to be effective on September 26, 2007;

NOW, THEREFORE,

     1.   The Declaration is hereby amended so that the Morgan Stanley U.S.
          Quantitative Large Cap Core Fund is hereby designated the "Morgan
          Stanley Diversified Large Cap Equity Fund".

     2.   The Declaration is hereby amended so that the Morgan Stanley
          International Quantitative Fund is hereby designated the "Morgan
          Stanley Diversified International Equity Fund".

     3.   The undersigned hereby reaffirm the Declaration, as amended, in all respects.

     4.   The undersigned hereby certify that this instrument has been duly adopted in accordance with the provisions of the Declaration.

IN WITNESS WHEREOF, the undersigned, the Trustees of the Trust have executed this instrument the 25th day of September, 2007.

/s/ Frank L. Bowman                      /s/ Michael Bozic
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Frank L. Bowman, as Trustee              Michael Bozic, as Trustee
and not individually                     and not individually
c/o Kramer Levin Naftalis & Frankel LLP  c/o Kramer Levin Naftalis & Frankel LLP
Counsel to the Independent Trustees      Counsel to the Independent Trustees
1177 Avenue of the Americas              1177 Avenue of the Americas
New York, NY 10036                       New York, NY 10036

/s/ Kathleen A. Dennis                   /s/ James F. Higgins
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Kathleen A. Dennis, as Trustee           James F. Higgins, as Trustee
and not individually                     and not individually
c/o Kramer Levin Naftalis & Frankel LLP  c/o Morgan Stanley Trust
Counsel to the Independent Trustees      Harborside Financial Center, Plaza 2
1177 Avenue of the Americas              Jersey City, NJ 07311
New York, NY 10036

/s/ Dr. Manuel H. Johnson                 /s/ Joseph J. Kearns
---------------------------------------  ---------------------------------------
Dr. Manuel H. Johnson, as Trustee        Joseph J. Kearns, as Trustee
and not individually                     and not individually
c/o Johnson Smick Group, Inc.            c/o Kearns & Associates LLC
888 16th Street, N.W., Suite 740         23852 Pacific Coast Highway
Washington, D.C. 20006                   Malibu, CA 90265

/s/ Michael F. Klein                      /s/ Michael E. Nugent
---------------------------------------  ---------------------------------------
Michael F. Klein, as Trustee              Michael E. Nugent, as Trustee
and not individually                      and not individually
c/o Kramer Levin Naftalis & Frankel LLP   c/o Triumph Capital, L.P.
Counsel to the Independent Trustees       445 Park Avenue
1177 Avenue of the Americas               New York, NY 10022
New York, NY 10036

/s/ W. Allen Reed                         /s/ Fergus Reid
---------------------------------------  ---------------------------------------
W. Allen Reed                            Fergus Reid, as Trustee
c/o Kramer Levin Naftalis & Frankel LLP  and not individually
Counsel to the Independent Trustees      c/o Lumelite Plastics Corporation
1177 Avenue of the Americas              85 Charles Colman Blvd.
New York, NY 10036                       Pawling, NY 12564